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[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

               MFS(R) NEW ENDEAVOR
               FUND
               SEMIANNUAL REPORT o JANUARY 31, 2002

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 34 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Results of Shareholder Meeting ............................................ 13
Portfolio of Investments .................................................. 15
Financial Statements ...................................................... 21
Notes to Financial Statements ............................................. 28
Trustees and Officers ..................................................... 35

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
   MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems that in 2001 we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter five months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

And although the market has been quite volatile so far in 2002, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     February 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David E. Sette-Ducati]
     David E. Sette-Ducati

For the six months ended January 31, 2002, Class A shares of the fund provided a total return of 11.80%, Class B shares 11.69%, Class C shares 11.80%, and Class I shares 11.80%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -4.82% return over the same period for the fund's benchmark, the Russell MidCap Growth Index. The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price- to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. During the same period, the average mid-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -8.02%.

Q. WHAT DROVE THE FUND'S RELATIVE OUTPERFORMANCE OVER THE PERIOD?

A. This was a period marked by extreme market volatility, and we tried to take advantage of that. This was made somewhat easier by the small size of the fund, which allowed us to be rather nimble in moving in and out of stock positions. In August, and more so in late September and October after the events of September 11, we felt the market became extremely oversold -- meaning that fear on the part of investors drove stock prices down to unreasonably low levels. Our research pointed out companies that we felt had good long-term prospects but were selling at bargain prices, and we used the opportunity to increase our positions or initiate new positions in those stocks.

   Late in the period, the opposite situation occurred. After a rally in the fourth quarter of 2001, some of our holdings became overbought -- they were selling at higher valuations than our research could justify. We then pared back some of those positions and took some profits. In sum, a large part of our performance over the period came from buying when we felt the market was oversold and selling when we thought the market was overbought.

Q. SO YOU SOLD SOME OF YOUR HOLDINGS EVEN THOUGH YOU STILL BELIEVED IN THOSE COMPANIES OVER THE LONG-TERM?

A. Yes, we pared back some of our holdings that had a good run. There are at least two reasons for this. The first is simple math: as a holding rises in price, it becomes a larger position in the fund. Part of our strategy for managing risk is to avoid having any particular stocks dominate the fund, so we will tend to cut back a position if the stock has a good run. As of the end of the period, we had only five stocks that comprised more than 2% of the fund's holdings and no positions larger than 3%.

   We will also tend to cut back a holding if its valuation rises to a point where we feel the market has recognized the company's potential, and there is now less opportunity for the stock to rise further. We try to be very valuation-conscious, and we believe that a good company at a relatively high valuation is not necessarily a good stock.

   Univision Communications, a Hispanic television broadcaster, is one example of a stock that we felt was good to own for the long term, but that we bought and sold over the period. Our analysts have followed the company for some time, and we have had confidence in Univision's management team and the firm's dominant market share in Spanish language programming. Like most broadcasters, Univision is heavily dependent on advertising income. The stock was hit hard in the third quarter of 2001 by fears of decreased advertising spending in a slowing economy; we used that fall in price as an opportunity to increase our position. Later in the period, however, the stock had doubled in price from its low point, and we trimmed back our position.

Q. THE HUMAN DIMENSIONS OF THE SEPTEMBER 11 TRAGEDIES HAVE RIGHTFULLY OVERSHADOWED ALL ELSE, BUT THE TERRORIST ATTACKS WERE ALSO UNPRECEDENTED IN TERMS OF A MARKET EVENT. WHAT DO YOU SEE AS THE LONGER-TERM EFFECTS OF THE ATTACKS?

A. We think this changes our investment perspective for a long time. We could be in for a period of political and economic uncertainty that may somewhat hold back economic growth and consumer spending.

   There has been a major effect on the United States federal budget, in the form of dramatically increased spending on defense and security. We see that continuing for some time. September 11 also changed corporate priorities on technology spending. Our research shows business continuity and security -- of physical assets, data, and Internet access -- have moved to the head of the line in corporate budgets, often displacing other projects. A perception that the world has become a more uncertain place has led, we think, to a more cautious attitude toward spending in general -- among both corporations and consumers.

   For investors, we think one effect may be that overall market returns in this decade could be lower than historical norms. Another effect may be that the next recovery takes longer to arrive and is more moderate than some past recoveries. As of the end of the period, our best estimate was that the economy would begin to recover in late 2002.

Q. HOW WAS THAT OUTLOOK REFLECTED IN THE PORTFOLIO'S POSITIONING?

A. In contrast to much of the 1990s, we think this was not a time to be taking aggressive, concentrated positions, because there's so much uncertainty out there. In this environment, we have favored a broad diversification among industries and stocks, because we didn't feel we could count on any particular area to work really well. We also think this was a time for more moderate expectations -- to try to hit a lot of doubles with our holdings as opposed to hitting a few homeruns.

Q. THAT BEING SAID, AT THE END OF THE PERIOD OVER 70% OF THE PORTFOLIO WAS CONCENTRATED IN THREE SECTORS: TECHNOLOGY, HEALTH CARE, AND LEISURE. COULD YOU COMMENT ON THAT?

A. We think it's important to emphasize that this is not the result of a top-down decision to emphasize particular sectors, but simply the product of where our bottom-up research has found opportunities in individual companies. And within those very broad sectors, we feel there was actually a great deal of diversification among industries.

   Within health care, for example, we had at least three distinct types of holdings: generic pharmaceutical companies, biotech companies, and services companies. With a number of blockbuster drugs coming off patent over the next several years, we think some generic drug firms may profit from marketing lower-cost alternatives. We see biotech firms with an increasing number of drugs in the late stages of development, and we think some of these companies could become the major pharmaceutical firms of the future.

   In the health care services area, we were invested in companies that do things such as help other firms cut health care costs or offer information services to health care companies. IMS Health, for example, our largest holding at the end of the period, is a firm that provides market data to pharmaceutical firms. IMS' clients tell us this information is critical to planning their sales and marketing initiatives. Our research indicates IMS is the major player in its business, and we think demand for IMS' services will continue to be robust. The firm also has a new CEO who we think is going to stimulate innovation in a company that may have become a bit stodgy because of its near- monopoly position. So, as of the end of the period, we felt the IMS story was a good combination of management change and a dominant position in a growing industry.

   In the leisure sector, our holdings were diversified across opportunities we uncovered in industries as diverse as publishing, satellite broadcasting, advertising-sensitive media, restaurant chains, and lodging. Within technology, we tried to pick stocks that we think may benefit from an increased emphasis on business continuity and business security, as well as from technological innovation in wireless communications. So although technology was our largest sector weighting at the end of the period, our investments within that sector were company-specific opportunities that our research uncovered, keeping in mind that we think technology as a whole may continue to struggle for awhile.

  /s/ David E. Sette-Ducati
      David E. Sette-Ducati
      Portfolio Manager

Note to Shareholders: David E. Sette-Ducati became portfolio manager of the fund effective May 24, 2001, succeeding Brian E. Stack.

Prior to January 2, 2002, MFS(R) New Endeavor Fund was available only to MFS employees and had limited assets.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

DAVID E. SETTE-DUCATI IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE TECHNOLOGY, EMERGING GROWTH, AND MID-CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, OFFSHORE INVESTMENT PRODUCTS, VARIABLE ANNUITIES, AND INSTITUTIONAL ACCOUNTS.

DAVID JOINED MFS IN 1995 AS A RESEARCH ANALYST. HE BECAME INVESTMENT OFFICER IN 1997, VICE PRESIDENT IN 1999, A PORTFOLIO MANAGER IN 2000, AND SENIOR VICE PRESIDENT IN 2001. HE EARNED A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE AND A BACHELOR'S DEGREE FROM WILLIAMS COLLEGE. IN BETWEEN COLLEGE AND GRADUATE SCHOOL, HE WORKED AS A CORPORATE FINANCE ANALYST WITH LEHMAN BROTHERS.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
--------------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:                    SEEKS CAPITAL APPRECIATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:        SEPTEMBER 29, 2000

CLASS INCEPTION:              CLASS A  SEPTEMBER 29, 2000
                              CLASS B  JANUARY 2, 2002
                              CLASS C  JANUARY 2, 2002
                              CLASS I  JANUARY 2, 2002

SIZE:                         $3.6 MILLION NET ASSETS AS OF JANUARY 31, 2002
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JANUARY 31, 2002

CLASS A                                                             6 Months           1 Year            Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                       +11.80%           +8.15%           +6.46%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                       --            +8.15%           +4.78%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                       --            +1.93%           +0.25%
--------------------------------------------------------------------------------------------------------------

CLASS B                                                             6 Months           1 Year            Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                       +11.69%           +8.05%           +6.36%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                       --            +8.05%           +4.71%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                       --            +4.05%           +1.75%
--------------------------------------------------------------------------------------------------------------

CLASS C                                                             6 Months           1 Year            Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                       +11.80%           +8.15%           +6.46%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                       --            +8.15%           +4.78%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge                       --            +7.15%           +4.78%
--------------------------------------------------------------------------------------------------------------

CLASS I                                                             6 Months           1 Year            Life*
----------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                       +11.80%           +8.15%           +6.46%
----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                       --            +8.15%           +4.78%
----------------------------------------------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, September 29, 2000, through
  January 31, 2002.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") Performance Including Sales Charge include the maximum 5.75% sales charge. Class B share ("B") Performance Including Sales Charge reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C Performance Including Sales Charge reflect the 1% CDSC applicable to shares redeemed within 12 months.

Class B, C, and I share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

Investing in mid-sized companies is riskier than investing in more-established companies.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JANUARY 31, 2002

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                         29.6%
HEALTH CARE                        23.9%
LEISURE                            19.0%
SPECIAL PRODUCTS & SERVICES         9.0%
FINANCIAL SERVICES                  8.1%

TOP 10 STOCK HOLDINGS

IMS HEALTH, INC.  2.8%                   VERISIGN, INC.  2.0%
Provider of market data and              Provider of Internet domain name
information solutions to the             registration and trust services
pharmaceutical and health care
industries                               BRINKER INTERNATIONAL, INC.  1.9%
                                         Restaurant franchise developer and
GENZYME CORP.  2.8%                      operator
Biotechnology and health care
company                                  COMVERSE TECHNOLOGY, INC.  1.9%
                                         Telecommunications systems and
CITRIX SYSTEMS, INC.  2.2%               software manufacurer
Supplier of server software
and services                             CAREMARK RX, INC.  1.7%
                                         Health care cost-containment company
CONCORD EFS, INC.  2.1%
Provider of electronic transaction       FISERV, INC.  1.7%
services                                 Provider of information
                                         management systems to the
MCGRAW-HILL COS., INC.  2.0%             financial services
Multimedia publishing and information    industry.
services firm

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of MFS New Endeavor Fund, which was held on October 19, 2001, the following actions were taken:

ITEM 1.  Trustees of the fund were elected as follows:

                                                          NUMBER OF SHARES
                                                      ------------------------
                                                                      WITHHOLD
NOMINEE                                                       FOR    AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                                     111,790.019        0.000
John W. Ballen                                        111,790.019        0.000
Lawrence H. Cohn                                      111,790.019        0.000
J. David Gibbons                                      111,790.019        0.000
William R. Gutow                                      111,790.019        0.000
J. Atwood Ives                                        111,790.019        0.000
Abby M. O'Neill                                       111,790.019        0.000
Lawrence T. Perera                                    111,790.019        0.000
William J. Poorvu                                     111,790.019        0.000
Arnold D. Scott                                       111,790.019        0.000
J. Dale Sherratt                                      111,790.019        0.000
Elaine R. Smith                                       111,790.019        0.000
Ward Smith                                            111,790.019        0.000

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                    103,025.541
Against                                                  8,764.478
Abstain                                                      0.000
Broker non-votes                                             0.000

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                    111,693.512
Against                                                     96.507
Abstain                                                      0.000
Broker non-votes                                             0.000

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                    111,790.019
Against                                                      0.000
Abstain                                                      0.000

ITEM 7. The ratification of the election of Ernst & Young LLP as the independent public accountants to be employed by the fund for the fiscal year ending July 31, 2002.

                                                  NUMBER OF SHARES
------------------------------------------------------------------
For                                                    111,970.019
Against                                                      0.000
Abstain                                                      0.000

PORTFOLIO OF INVESTMENTS (Unaudited) -- January 31, 2002

Stocks - 85.6%
-------------------------------------------------------------------------------
ISSUER                                                  SHARES            VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 80.6%
  Aerospace & Defense - 0.8%
    Northrop Grumman Corp.                                 260       $   29,019
-------------------------------------------------------------------------------
  Apparel & Textiles - 1.2%
    Nike, Inc., "B"                                        740       $   44,333
-------------------------------------------------------------------------------
  Automotive - 1.1%
    Harley-Davidson, Inc.                                  690       $   39,330
-------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.8%
    First Tennessee National Corp.                         230       $    7,848
    SouthTrust Corp.                                       780           19,219
                                                                     ----------
                                                                     $   27,067
-------------------------------------------------------------------------------
  Biotechnology - 1.7%
    Alkermes, Inc.*                                        470       $   12,601
    Guidant Corp.*                                         590           28,349
    Waters Corp.*#                                         530           18,338
                                                                     ----------
                                                                     $   59,288
-------------------------------------------------------------------------------
  Business Services - 6.3%
    BEA Systems, Inc.*#                                  2,610       $   47,319
    BISYS Group, Inc.*                                     160            9,851
    Concord EFS, Inc.*#                                  2,170           63,256
    DST Systems, Inc.*                                     300           13,104
    Fiserv, Inc.*#                                       1,205           51,140
    Manpower, Inc.                                          60            2,095
    Sabre Group Holding, Inc., "A"*                        850           37,978
                                                                     ----------
                                                                     $  224,743
-------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.5%
    Enterasys Networks, Inc.*#                           1,310       $   14,436
    Netscreen Technologies, Inc.*                          150            3,068
                                                                     ----------
                                                                     $   17,504
-------------------------------------------------------------------------------
  Computer Software - 1.6%
    Nassda Corp.*                                           20       $      342
    Netegrity, Inc.*                                       830           12,990
    Rational Software Corp.*                             1,890           44,377
                                                                     ----------
                                                                     $   57,709
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.4%
    Mercury Interactive Corp.*#                            400       $   15,240
-------------------------------------------------------------------------------
  Computer Software - Services - 5.2%
    CheckFree Corp.*                                       280       $    4,057
    Internet Infrastructure HOLDRS                       4,300           25,241
    Legato Systems, Inc.*                                3,070           42,980
    SonicWall, Inc.*                                       440            8,589
    SunGard Data Systems, Inc.*                          1,440           43,186
    TIBCO Software, Inc.*                                  320            5,123
    VERITAS Software Corp.*#                               820           34,891
    webMethods, Inc.*                                      930           21,948
                                                                     ----------
                                                                     $  186,015
-------------------------------------------------------------------------------
  Computer Software - Systems - 5.4%
    Adobe Systems, Inc.#                                 1,100       $   37,070
    Citrix Systems, Inc.*                                3,830           65,991
    Cadence Design Systems, Inc.*                          520           12,324
    McDATA Corp.*#                                       1,420           35,216
    Network Associates, Inc.*                              500           14,995
    Peoplesoft, Inc.*                                      530           17,220
    StorageNetworks, Inc.*                               2,100           10,794
                                                                     ----------
                                                                     $  193,610
-------------------------------------------------------------------------------
  Consumer Goods & Services - 0.4%
    DeVry, Inc.*                                           480       $   14,645
-------------------------------------------------------------------------------
  Electronics - 3.6%
    Alpha Industries, Inc.*                              1,320       $   27,799
    General Motors Corp. "H"                               630            9,891
    Intersil Holding Corp.*                                770           22,885
    Micrel, Inc.*                                          460           10,856
    Microchip Technology, Inc.*                            670           25,252
    QLogic Corp.*                                          660           32,294
                                                                     ----------
                                                                     $  128,977
-------------------------------------------------------------------------------
  Entertainment - 3.4%
    Emmis Broadcasting Corp., "A"*                         730       $   15,914
    Entercom Communications Corp.*                         740           35,409
    Gemstar-TV Guide International, Inc.*                  600           10,920
    Hearst-Argyle Television, Inc.*                        950           18,516
    Hispanic Broadcasting Corp.*                         1,100           25,894
    Univision Communications, Inc., "A"*                   430           15,041
                                                                     ----------
                                                                     $  121,694
-------------------------------------------------------------------------------
  Financial Services - 0.6%
    Instinet Group, Inc.                                 2,310       $   19,774
-------------------------------------------------------------------------------
  Healthcare - 2.1%
    Caremark Rx, Inc.*#                                  3,180       $   52,470
    First Health Group Corp.*                              950           24,130
    Weight Watchers International, Inc.*                    10              387
                                                                     ----------
                                                                     $   76,987
-------------------------------------------------------------------------------
  Insurance - 3.7%
    Arthur J. Gallagher & Co.                              310       $   10,230
    Hartford Financial Services Group, Inc.                400           26,476
    Principal Financial Group, Inc.*                        50            1,273
    Safeco Corp.                                           675           20,648
    The St. Paul Cos., Inc.                                530           23,691
    Willis Group Holdings Ltd.*                          1,890           50,614
                                                                     ----------
                                                                     $  132,932
-------------------------------------------------------------------------------
  Internet - 1.8%
    Openwave Systems, Inc.*                                810       $    5,241
    VeriSign, Inc.*#                                     1,948           60,115
                                                                     ----------
                                                                     $   65,356
-------------------------------------------------------------------------------
  Machinery - 1.1%
    Danaher Corp.                                          630       $   40,156
-------------------------------------------------------------------------------
  Media - 1.4%
    McClatchy Co.                                          320       $   16,192
    Westwood One, Inc.*                                  1,070           33,063
                                                                     ----------
                                                                     $   49,255
-------------------------------------------------------------------------------
  Medical & Health Products - 2.5%
    Allergan, Inc.#                                        330       $   22,027
    Applera Corp. - Applied Biosystems Group               850           18,981
    Forest Laboratories, Inc.*                             250           20,725
    Noven Pharmaceuticals, Inc.*                         1,760           28,741
                                                                     ----------
                                                                     $   90,474
-------------------------------------------------------------------------------
  Medical & Health Technology Services - 8.1%
    Affymetrix, Inc.*                                      160       $    4,504
    Alpharma, Inc.                                         160            4,120
    Cytyc Corp.*                                         1,300           29,523
    Enzon, Inc.*                                           450           23,706
    Genzyme Corp.*#                                      1,870           85,290
    IMS Health, Inc.#                                    4,340           86,583
    Lincare Holdings, Inc.*                                850           22,593
    Medimmune, Inc.*                                       510           21,609
    St. Jude Medical, Inc.*                                160           12,688
                                                                     ----------
                                                                     $  290,616
-------------------------------------------------------------------------------
  Oil Services - 0.8%
    BJ Services Co.*#                                      350       $   10,850
    Cooper Cameron Corp.*                                  450           19,138
                                                                     ----------
                                                                     $   29,988
-------------------------------------------------------------------------------
  Pharmaceuticals - 4.4%
    Barr Laboratories, Inc.*                               560       $   40,880
    ICN Pharmaceuticals, Inc.                              230            7,365
    IVAX Corp.*#                                         2,600           50,700
    Mylan Laboratories, Inc.                               980           33,016
    Sepracor, Inc.*                                        330           16,289
    Watson Pharmaceuticals, Inc.*                          350           10,255
                                                                     ----------
                                                                     $  158,505
-------------------------------------------------------------------------------
  Printing & Publishing - 5.5%
    Lee Enterprises, Inc.                                  160       $    5,458
    McGraw-Hill Cos., Inc.                                 975           62,478
    Meredith Corp.                                         630           22,075
    New York Times Co.                                     680           28,648
    Scripps (E.W.) Howard, Inc., "A"                       420           29,778
    Tribune Co.                                          1,270           47,206
                                                                     ----------
                                                                     $  195,643
-------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.3%
    Starwood Hotels & Resorts Co.                          280       $    9,590
-------------------------------------------------------------------------------
  Restaurants & Lodging - 4.2%
    Brinker International, Inc.*                         1,680       $   56,717
    CEC Entertainment, Inc.*                               160            7,192
    Darden Restaurants, Inc.                               590           24,308
    Jack in the Box, Inc.*                                 320            8,960
    P.F. Chang's China Bistro, Inc.*                       160            9,285
    Panera Bread Co.*                                      160           10,000
    Starbucks Corp.*#                                    1,510           35,892
                                                                     ----------
                                                                     $  152,354
-------------------------------------------------------------------------------
  Retail - 1.3%
    Dollar Tree Stores, Inc.*                              590       $   19,476
    Tiffany & Co.                                          720           25,704
                                                                     ----------
                                                                     $   45,180
-------------------------------------------------------------------------------
  Special Products & Services - 0.8%
    SPX Corp.*#                                            250       $   28,540
-------------------------------------------------------------------------------
  Technology - 1.8%
    Macrovision Corp.*                                   1,270       $   38,608
    PerkinElmer, Inc.                                      360           10,620
    Symbol Technologies, Inc.                            1,060           16,430
                                                                     ----------
                                                                     $   65,658
-------------------------------------------------------------------------------
  Telecommunications - 6.2%
    CIENA Corp.*                                         1,860       $   23,622
    Comverse Technology, Inc.*#                          2,650           56,630
    Crown Castle International Corp.*                    4,050           29,443
    EchoStar Communications Corp.*                       1,000           27,300
    Juniper Networks, Inc.*#                             1,760           26,963
    L-3 Communications Holding, Inc.*                      230           23,580
    Network Appliance, Inc.*                               830           14,899
    RF Micro Devices, Inc.*                                200            3,662
    Time Warner Telecom, Inc.*                           1,300           17,056
                                                                     ----------
                                                                     $  223,155
-------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.5%
    American Tower Corp., "A"*#                          3,180       $   16,409
-------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.1%
    Advanced Fibre Communications, Inc.*                   580       $   10,063
    GlobespanVirata, Inc.*                               1,420           23,061
    Tekelec Co.*                                           520            7,373
                                                                     ----------
                                                                     $   40,497
-------------------------------------------------------------------------------
Total U.S. Stocks                                                    $2,890,243
-------------------------------------------------------------------------------
Foreign Stocks - 5.0%
  Bermuda - 1.9%
    Ace Ltd. (Insurance)#                                  790       $   30,691
    XL Capital Ltd. (Insurance)                            440           38,773
                                                                     ----------
                                                                     $   69,464
-------------------------------------------------------------------------------
  Canada - 1.2%
    Biovail Corp. (Pharmaceuticals)*                       480       $   22,550
    Zarlink Semiconductor, Inc. (Electronics)*           1,900           19,627
                                                                     ----------
                                                                     $   42,177
-------------------------------------------------------------------------------
  Germany - 0.4%
    Fresenius Medical Care AG, Preferred
      (Medical Supplies)                                   320       $   13,348
-------------------------------------------------------------------------------
  Ireland - 0.2%
    Elan Corp. PLC, ADR (Health Products)*                 230       $    6,461
-------------------------------------------------------------------------------
  Netherlands - 0.2%
    ASM International N.V. (Electronics)*                  320       $    6,042
-------------------------------------------------------------------------------
  Norway - 0.2%
    Tandberg ASA (Telecommunications)*                     720       $    8,463
-------------------------------------------------------------------------------
  United Kingdom - 0.9%
    Reed International PLC (Publishing)                  1,930       $   15,845
    Shire Pharmaceuticals Group PLC (Medical
      and Health Technology and Services)*                 480           16,752
                                                                     ----------
                                                                     $   32,597
-------------------------------------------------------------------------------
Total Foreign Stocks                                                 $  178,552
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,903,491)                           $3,068,795
-------------------------------------------------------------------------------

Short-Term Obligations - 9.9%
-------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                 (000 OMITTED)
-------------------------------------------------------------------------------
    American General Corp., due 2/01/02                $     6       $    6,000
    Edison Asset Securitization LLC, due 2/01/02            70           70,000
    General Electric Capital Corp., due 2/01/02            140          140,000
    Gillette Co., due 2/01/02                              140          140,000
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                      $  356,000
-------------------------------------------------------------------------------
Repurchase Agreement - 2.9%
-------------------------------------------------------------------------------
    Morgan Stanley & Co., Inc., dated 1/31/02,
      due 2/01/02, total to be received $103,005
      (secured by various U.S. Treasury and
      Federal Agency obligations in a jointly
      traded account), at Cost                         $   103       $  103,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $3,362,491)                      $3,527,795
-------------------------------------------------------------------------------
Securities Sold Short - (1.5)%
-------------------------------------------------------------------------------
                                                        SHARES
-------------------------------------------------------------------------------
U.S. Stocks - (1.4)%
  Electrical Equipment - (0.5)%
    Jabil Circuit, Inc.*                                  (750)      $  (17,400)
-------------------------------------------------------------------------------
  Electronics - (0.9)%
    Applied Micro Circuits Corp.*                       (3,200)      $  (32,544)
-------------------------------------------------------------------------------
Total U.S. Stocks Sold Short                                         $  (49,944)
-------------------------------------------------------------------------------
Foreign Stocks Switzerland - (0.1)%
    Adecco SA, REG (Placement Services)                    (90)      $   (4,690)
-------------------------------------------------------------------------------
Total Securities Sold Short (Proceeds Received,
    $(54,616))                                                       $  (54,634)
-------------------------------------------------------------------------------
Other Assets, Less Liabilities - 3.1%                                   110,488
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $3,583,649
-------------------------------------------------------------------------------
* Non-income producing security.
# Security or a portion of the security was pledged to cover collateral requirements. At January 31, 2002, the value of securities pledged for the MFS New Endeavor Fund amounted to $410,787.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------
JANUARY 31, 2002
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $3,362,491)           $3,527,795
  Cash                                                                 893
  Foreign currency, at value (identified cost $59)                      59
  Deposits with brokers for securities sold short                   76,437
  Receivable for investments sold                                  597,522
  Receivable for fund shares sold                                   41,917
  Interest and dividends receivable                                    240
                                                                ----------
      Total assets                                              $4,244,863
                                                                ----------
Liabilities:
  Securities sold short, at value (proceeds received $54,616)   $   54,634
  Payable for investments purchased                                606,389
  Payable to affiliates -
    Management fee                                                      71
    Reimbursement fee                                                   21
    Distribution and service fee                                        42
  Accrued expenses and other liabilities                                57
                                                                ----------
      Total liabilities                                         $  661,214
                                                                ----------
Net assets                                                      $3,583,649
                                                                ==========

Net assets consist of:
  Paid-in capital                                               $3,488,407
  Unrealized appreciation on investments and translation of
    assets and liabilities in
    foreign currencies                                             165,281
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (64,091)
  Accumulated net investment loss                                   (5,948)
                                                                ----------
      Net assets                                                $3,583,649
                                                                ==========
Shares of beneficial interest outstanding                          352,607
                                                                   =======
Class A shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $3,029,481 / 298,039 shares
    of beneficial interest outstanding)                             $10.16
                                                                    ======
  Offering price per share (100 / 94.25 of net asset value
     per share)                                                     $10.78
                                                                    ======
Class B shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $354,535 / 34,914 shares
    of beneficial interest outstanding)                             $10.15
                                                                    ======
Class C shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $111,416 / 10,969 shares
    of beneficial interest outstanding)                             $10.16
                                                                    ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $88,217 / 8,685 shares
    of beneficial interest outstanding)                             $10.16
                                                                    ======

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED JANUARY 31, 2002
------------------------------------------------------------------------------

Net investment income (loss):
  Income -
    Dividends                                                        $  1,867
    Interest                                                            3,426
                                                                     --------
      Total investment income                                        $  5,293
                                                                     --------
  Expenses -
    Management fee                                                   $  7,492
    Shareholder servicing agent fee                                       890
    Distribution and service fee (Class A)                                665
    Distribution and service fee (Class B)                                131
    Distribution and service fee (Class C)                                 40
    Administrative fee                                                     52
    Custodian fee                                                       1,568
    Printing                                                           20,103
    Postage                                                                21
    Auditing fees                                                       8,100
    Legal fees                                                         10,399
    Registration fees                                                  47,416
    Dividend expense on securities sold short                             226
    Miscellaneous                                                       2,949
                                                                     --------
      Total expenses                                                 $100,052
    Fees paid indirectly                                                 (385)
    Reduction of expenses by investment adviser and distributor       (88,426)
                                                                     --------
      Net expenses                                                   $ 11,241
                                                                     --------
        Net investment loss                                          $ (5,948)
                                                                     --------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                          $ 44,198
    Securities sold short                                              (5,440)
    Foreign currency transactions                                         (40)
                                                                     --------
      Net realized gain on investments and foreign currency
        transactions                                                 $ 38,718
                                                                     --------
  Change in unrealized appreciation (depreciation) -
    Investments                                                      $147,999
    Securities sold short                                              (7,918)
    Translation of assets and liabilities in foreign currencies            (4)
                                                                     --------
      Net unrealized gain on investments and foreign currency
         translation                                                 $140,077
                                                                     --------
        Net realized and unrealized gain on investments and
           foreign currency                                          $178,795
                                                                     --------
          Increase in net assets from operations                     $172,847
                                                                     ========

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------
                                                                 SIX MONTHS ENDED                  PERIOD ENDED
                                                                 JANUARY 31, 2002                JULY 31, 2001*
                                                                      (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                 $    (5,948)                  $    (4,829)
  Net realized gain (loss) on investments and foreign currency
    transactions                                                           38,718                       (22,992)
  Net unrealized gain on investments and foreign currency
    translation                                                           140,077                        25,204
                                                                      -----------                   -----------
      Increase (decrease) in net assets from operations               $   172,847                   $    (2,617)
                                                                      -----------                   -----------

Distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions (Class A)                                            $   (79,769)                  $      --
  From paid-in capital                                                       --                          (2,085)
                                                                      -----------                   -----------
      Total distributions declared to shareholders                    $   (79,769)                  $    (2,085)
                                                                      -----------                   -----------
Net increase in net assets from fund share transactions               $ 2,079,129                   $ 1,416,144
                                                                      -----------                   -----------
      Total increase in net assets                                    $ 2,172,207                   $ 1,411,442
Net assets:
  At beginning of period                                                1,411,442                          --
                                                                      -----------                   -----------

  At end of period (including accumulated net investment loss
    of $5,948 and $0, respectively)                                   $ 3,583,649                   $ 1,411,442
                                                                      ===========                   ===========
*For the period from the commencement of the fund's investment operations, September 29, 2000, through July 31, 2001.

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------
                                                                SIX MONTHS ENDED              PERIOD ENDED
                                                                JANUARY 31, 2002            JULY 31, 2001*
                                                                     (UNAUDITED)
----------------------------------------------------------------------------------------------------------
                                                                         CLASS A
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                     $ 9.51                    $10.00
                                                                          ------                    ------
Income from investment operations# -
  Net investment loss(S)                                                  $(0.03)                   $(0.06)
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                           1.14                     (0.41)
                                                                          ------                    ------
      Total from investment operations                                    $ 1.11                    $(0.47)
                                                                          ------                    ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign currency transactions
                                                                          $(0.46)                   $ --
  From paid-in capital                                                      --                       (0.02)
                                                                          ------                    ------
      Total distributions declared to shareholders                        $(0.46)                   $(0.02)
                                                                          ------                    ------
Net asset value - end of period                                           $10.16                    $ 9.51
                                                                          ======                    ======
Total return(+)                                                            11.80%++                  (4.77)%++
Ratios (to average net assets)/Supplemental data(S):
    Expenses##++                                                            1.28%+                    1.34%+
    Net investment loss                                                    (0.65)%+                  (0.69)%+
Portfolio turnover                                                           813%                      809%
Net assets at end of period (000 Omitted)                                 $3,029                    $1,411

 (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.30% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
      Net investment loss                                                 $(0.50)                   $(0.55)
      Ratios (to average net assets):
        Expenses##                                                         11.13%+                    7.54%+
        Net investment loss                                               (10.50)%+                  (6.89)%+
  * For the period from the commencement of the fund's investment operations, September 29, 2000, through July 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding. ##Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares to not include the applicable sales charge. If the charge had been included, the results would have been lower.
 ++ Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was 1.05% and
    1.33% for the six months ended January 31, 2002, and the period ended July 31, 2001.

See notes to financial statements.

----------------------------------------------------------------------------
                                                                PERIOD ENDED
                                                           JANUARY 31, 2002*
                                                                 (UNAUDITED)
----------------------------------------------------------------------------
                                                                     CLASS B
----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $10.46
                                                                      ------

Income from investment operations# -
  Net investment loss(S)                                              $(0.02)
  Net realized and unrealized loss on investments and
    foreign currency transactions                                      (0.29)
                                                                      ------
      Total from investment operations                                $(0.31)
                                                                      ------
Net asset value - end of period                                       $10.15
                                                                      ======
Total return (2.96)%++ Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##++                                                        2.19%+
    Net investment loss                                                (1.51)%+
Portfolio turnover                                                       813%
Net assets at end of period (000 Omitted)                               $355

 (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.30% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                           $ (0.13)
        Ratios (to average net assets):
          Expenses##                                                   12.04%+
          Net investment loss                                         (11.36)%+
   * For the period from the inception of Class B shares, January 2, 2002, through January 31, 2002.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from certain expense offset arrangements. ++ Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was 2.05% for the period ended January 31, 2002.

See notes to financial statements.

----------------------------------------------------------------------------
                                                                PERIOD ENDED
                                                           JANUARY 31, 2002*
                                                                 (UNAUDITED)
----------------------------------------------------------------------------
                                                                     CLASS C
----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $10.46
                                                                      ------

Income from investment operations# -
  Net investment loss(S)                                              $(0.02)
  Net realized and unrealized loss on investments and foreign
    currency transactions                                              (0.28)
                                                                      ------
      Total from investment operations                                $(0.30)
                                                                      ------
Net asset value - end of period                                       $10.16
                                                                      ======
Total return (2.87)%++ Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##++                                                       2.19%+
    Net investment loss                                               (1.51)%+
Portfolio turnover                                                      813%
Net assets at end of period (000 Omitted)                              $111

 (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.30% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
       Net investment loss                                            $(0.12)
       Ratios (to average net assets):
         Expenses##                                                   12.04%+
         Net investment loss                                         (11.36)%+
 * For the period from the inception of Class C shares, January 2, 2002, through January 31, 2002.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.
++ Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was 2.05% for the period ended January 31, 2002.

See notes to financial statements.

----------------------------------------------------------------------------
                                                                PERIOD ENDED
                                                           JANUARY 31, 2002*
                                                                 (UNAUDITED)
----------------------------------------------------------------------------
                                                                     CLASS I
----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $10.46
                                                                      ------

Income from investment operations# -
  Net investment loss(S)                                              $(0.02)
  Net realized and unrealized loss on investments and
    foreign currency transactions                                      (0.28)
                                                                      ------
      Total from investment operations                                $(0.30)
                                                                      ------
Net asset value - end of period                                       $10.16
                                                                      ======
Total return (2.87)%++ Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##++                                                        1.19%+
    Net investment loss                                                (0.51)%+
Portfolio turnover                                                       813%
Net assets at end of period (000 Omitted)                                $88

 (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fee. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.30% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
      Net investment loss                                             $(0.26)
  Ratios (to average net assets):
        Expenses##                                                     11.04%+
        Net investment loss                                           (10.36)%+
 * For the period from the inception of Class I shares, January 2, 2002, through January 31, 2002.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements. ++ Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was 1.05% for the period ended January 31, 2002.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS New Endeavor Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open- end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales - The fund may enter into short sales. A short sale transaction involves selling a security which the fund does not own with the intent of purchasing it later at a lower price. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the fund may be required to pay in connection with a short sale. Whenever the fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Tax Basis Components of Dividends - Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage- backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the year ended July 31, 2001 was as follows:

                                                                 JULY 31, 2001
--------------------------------------------------------------------------------
Distributions paid from:
    Ordinary income                                                     $ --
    Long-term capital gain                                                --
                                                                        ------
                                                                        $ --
    Paid-in capital                                                      2,085
                                                                        ------
Total Distributions Paid                                                $2,085
                                                                        ------

Tax Basis Components of Distributable Earnings - At July 31, 2001, accumulated undistributed net investment loss and realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for the offset of net investment loss against paid-in capital.

As of July 31, 2001, the components of accumulated losses on a tax basis were as follows:

          Capital loss carryforward                           $1,117
          Unrealized gain                                      3,281

At July 31, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $1,117, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on July 31, 2009.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. Prior to December 1, 2001 this fee was 0.90% of the fund's average daily net assets on an annual basis.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.30% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At January 31, 2002 aggregate unreimbursed expenses amounted to $128,888.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $892 for the six months ended January 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. Fees incurred under the distribution plan during the period ended January 31, 2002, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. Fees incurred under the distribution plan during the six months ended January 31, 2002 were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed during the six months ended January 31, 2002.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $15,968,201 and $14,466,483, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $3,362,491
                                                                   ----------
Gross unrealized appreciation                                      $  276,657
Gross unrealized depreciation                                        (111,353)
                                                                   ----------
    Net unrealized appreciation                                    $  165,304
                                                                   ==========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                                           SIX MONTHS ENDED                   PERIOD ENDED
                                                           JANUARY 31, 2002                  JULY 31, 2001*
                                                    -----------------------      -------------------------
                                                    SHARES           AMOUNT        SHARES           AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                        148,891     $  1,505,466       202,305     $  1,927,227
Shares issued to shareholders in reinvestment
  of distributions                                   4,535           46,396            82              775
Shares reacquired                                   (3,835)         (36,102)      (53,939)        (511,858)
                                                   -------     ------------       -------     ------------
    Net increase                                   149,591     $  1,515,760       148,448     $  1,416,144
                                                   =======     ============       =======     ============

Class B shares
                                                                PERIOD ENDED
                                                          JANUARY 31, 2002**
                                                    ------------------------
                                                    SHARES           AMOUNT
----------------------------------------------------------------------------
Shares sold                                         35,111       $  362,482
Shares reacquired                                     (197)          (1,977)
                                                   -------       ----------
    Net increase                                    34,914       $  360,505
                                                   =======       ==========

Class C shares
                                                                PERIOD ENDED
                                                          JANUARY 31, 2002**
                                                    ------------------------
                                                    SHARES           AMOUNT
----------------------------------------------------------------------------
Shares sold                                         10,969       $  113,318
                                                   -------       ----------
    Net increase                                    10,969       $  113,318
                                                   =======       ==========

Class I shares
                                                                PERIOD ENDED
                                                          JANUARY 31, 2002**
                                                    ------------------------
                                                    SHARES           AMOUNT
----------------------------------------------------------------------------
Shares sold                                         51,059        $ 519,832
Shares reacquired                                  (42,374)        (430,286)
                                                   -------        ---------
    Net increase                                     8,685        $  89,546
                                                   =======        =========

 *For the period from the commencement of the fund's investment operations, September 29, 2000, through July 31, 2001.

**For the period from the inception of Class B, C, and I shares, January 2, 2002, through January 31, 2002.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $11 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the period.

MFS(R) NEW ENDEAVOR FUND

The following tables present certain information regarding the Trustees and officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

                     NAME, POSITION WITH THE TRUST, AGE,
               PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES

JEFFREY L. SHAMES* (born 06/02/55)      ABBY M. O'NEILL (born 04/27/28)
Trustee, Chairman and President         Trustee
Massachusetts Financial Services        Private investor; Rockefeller
Company, Chairman and Chief Executive   Financial Services, Inc.
Officer                                 (investment advisers), Chairman
                                        and Chief Executive Officer
JOHN W. BALLEN* (born 09/12/59)
Trustee                                 LAWRENCE T. PERERA (born 06/23/35)
Massachusetts Financial Services        Trustee
Company, President and Director         Hemenway & Barnes (attorneys),
                                        Partner
KEVIN J. PARKE* (born 12/14/59)
Trustee                                 WILLIAM J. POORVU (born 04/10/35)
Massachusetts Financial Services        Trustee
Company, Chief Investment Officer,      Harvard University Graduate
Executive Vice President and Director   School of Business
                                        Administration, Adjunct
LAWRENCE H. COHN, M.D. (born 03/11/37)  Professor; CBL & Associates
Trustee                                 Properties, Inc. (real estate
Brigham and Women's Hospital, Chief of  investment trust), Director;
Cardiac Surgery; Harvard Medical        The Baupost Fund (a mutual
School, Professor of Surgery            fund), Vice Chairman and
                                        Trustee
THE HON. SIR J. DAVID GIBBONS, KBE
(born 06/15/27) Trustee                 J. DALE SHERRATT (born 09/23/38)
Edmund Gibbons Limited (diversified     Trustee
holding company), Chief Executive       Insight Resources, Inc.
Officer; Colonial Insurance Company     (acquisition planning
Ltd., Director and Chairman; Bank of    specialists), President;
Butterfield, Chairman (until 1997)      Wellfleet Investments (investor
                                        in health care companies),
WILLIAM R. GUTOW (born 09/27/41)        Managing General Partner (since
Trustee                                 1993); Paragon Trade Brands,
Private investor and real estate        Inc. (disposable consumer
consultant; Capitol Entertainment       products), Director; Cambridge
Management Company (video franchise),   Nutraceuticals (professional
Vice Chairman                           nutritional products), Chief
                                        Executive Officer (until May
J. ATWOOD IVES (born 05/01/36) Trustee  2001)
Private investor; KeySpan Corporation
(energy related services), Director;    ELAINE R. SMITH (born 04/25/46)
Eastern Enterprises (diversified        Trustee
services company), Chairman, Trustee    Independent health care
and Chief Executive Officer (until      industry consultant
November 2000)
                                        WARD SMITH (born 09/13/30) Trustee
                                        Private investor; Sundstrand Corporation
                                        (manufacturer of highly engineered
                                        products for industrial and aerospace
                                        applications), Director (until June
                                        1999)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS

JEFFREY L. SHAMES (born 06/02/55)
Trustee, Chairman and President         ROBERT R. FLAHERTY (born 09/18/63
Massachusetts Financial Services        Assistant Treasurer
Company, Chairman and Chief Executive   Massachusetts Financial
Officer                                 Services Company, Vice
                                        President (since
JAMES R. BORDEWICK, JR.                 August 2000); UAM Fund
(born 03/06/59) Assistant Secretary     Services, Senior Vice President
and Assistant Clerk Massachusetts       (prior to August 2000)
Financial Services Company, Senior
Vice President and Associate            ELLEN MOYNIHAN (born 11/13/57)
General Counsel                         Assistant Treasurer
                                        Massachusetts Financial
MARK E. BRADLEY (born 11/23/59)         Services Company, Vice
Assistant Treasurer                     President (since September
Massachusetts Financial Services        1996)
Company, Vice President (since
March 1997)                             JAMES O. YOST (born 06/12/60)
                                        Assistant Treasurer
STEPHEN E. CAVAN (born 11/06/53)        Massachusetts Financial
Secretary and Clerk                     Services Company, Senior Vice
Massachusetts Financial Services        President
Company, Senior Vice President,
General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since
August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling
1-800-225-2606.

INVESTMENT ADVISER                          INVESTOR SERVICE

Massachusetts Financial Services Company    MFS Service Center, Inc.
500 Boylston Street                         P.O. Box 2281
Boston, MA 02116-3741                       Boston, MA 02107-9906

DISTRIBUTOR                                 For general information, call toll
                                            free:
MFS Fund Distributors, Inc.                 1-800-225-2606 any business day
500 Boylston Street                         from 8 a.m. to 8 p.m. Eastern
Boston, MA 02116-3741                       time.

PORTFOLIO MANAGER                           For service to speech- or hearing-
                                            impaired individuals, call toll
David E. Sette-Ducati+                      free: 1-800-637-6576
                                            any business day from 9 a.m. to 5
CUSTODIAN                                   p.m. Eastern time. (To use this
                                            service, your phone must be
State Street Bank and Trust Company         equipped with a Telecommunications
                                            Device for the Deaf).
INVESTOR INFORMATION
                                            For share prices, account
For information on MFS mutual funds, call   balances, exchanges
your investment professional or, for an     or stock and bond outlooks, call
information kit, call toll free:            toll free: 1-800-MFS-TALK
1-800-637-2929 any business day             (1-800-637-8255) anytime from a
from 9 a.m. to 5 p.m. Eastern time          touch-tone telephone.
(or leave a message anytime).
                                            WORLD WIDE WEB

                                            www.mfs.com

+  MFS Investment Management

MFS(R) NEW ENDEAVOR FUND                                        -------------
                                                                  PRSRT STD
[logo] M F S(R)                                                 U. S. Postage
INVESTMENT MANAGEMENT                                               Paid
                                                                     MFS
500 Boylston Street                                             -------------
Boston, MA 02116-3741

(C)2001 MFS Investment Management (R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                             NEF-3 3/02 2.9M 1011/1211/1311/1811